Molecular Insight Pharmaceuticals, Inc. Convertible Preferred Offering Investor Presentation December 3, 2009 Exhibit 99.1

Disclaimer and Safe Harbor
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Safe Harbor Statement
This presentation contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  Such forward looking statements include, but are not limited to, the available patient population for our products; our partnering opportunities and capabilities; our ability to obtain covenant relief on our bonds; and our continued clinical trial progress, among others.  The words "may," "would,"
"will," "expect," "estimate," "anticipate," "plan,” “believe," "intend,“ “target,” “strategy,” “potential” and similar expressions and variations are intended to identify forward-looking statements.  Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond our ability to control.  These forward-looking statements are subject to a number of risks and uncertainties that may cause actual results to differ materially from those described in the forward-looking statements. These risks include changes in laws and regulations effecting radiopharmaceuticals, our ability to raise capital to fund ongoing development and operations, completing our manufacturing capability, the price and availability of raw materials for manufacturing, timing and results of product development and certification of our product, unanticipated costs and delays in product development and manufacturing, our ability to hire and retain key management and technical personnel, interest of channel partners, competitive factors, and our ability to manage growth, as well as the risks and other factors set forth in our periodic filings with the U.S. Securities and Exchange Commission (including our Form 10-K for the year ended December 31, 2008 and our other periodic reports as filed from time to time).

Company Overview
Publicly traded, clinical-stage biopharmaceutical company (NasdaqGM: MIPI)
Portfolio of five clinical stage drugs, all with significant potential product value
Focused on the discovery and development of targeted therapeutic radiopharmaceuticals and molecular imaging agents for use in oncology
Experienced scientific and regulatory management team, world class scientific and clinical advisory boards
Patents
32 issued; 25 pending in US
(1)
163 issued; 94 pending outside US
(1)
Headquartered in Cambridge, MA
(1) Including in-licensed.

Investment Highlights
Pioneer in the emerging field of molecular medicine
Five clinical-stage candidates addressing seven indications with significant unmet patient needs with no visible potentially competing products in development
Significant near-term partnering opportunities in oncology and cardiology; one completed partnership (Onalta), one in late stage negotiations, and one targeted for out licensing (Zemiva)
Clinical risk for certain products reduced through established history of use outside the
United States
Ultratrace™ is a proprietary radiolabeling technology
Key clinical and corporate milestones within two years
Highly experienced management team with history of success and value creation
Near term value drivers have the potential to provide significant lift in equity value
Partnerships with pharma companies validate the science / market opportunity
Elimination of default risk on the Notes via this fund raise and anticipated covenant relief by bondholders suggests significant near term equity value recovery

Investment Highlights (continued)
Commitment of Cerberus and other existing investors to participate in current fund raise provides validation of products and strategy
Business development opportunities are anticipated to supply a significant portion of the needed cash for further advancement of the confirmation of the science and targeted drugs
Product value strategy can be broken into three categories:
Azedra value is expected to more than “defease” the total accreted bond value
Zemiva value may fund other development via the off licensing of the only cardio product
Trofex is expected to provide significant upside equity value as both an imaging and therapeutic product
Others (Onalta and Solazed) are bonus points

Broad and Diverse Pipeline
Product
Candidate
Indication
Current Phase
Status
Pre PI PII PIII
Azedra™ Treatment of neuroendocrine
tumors using tumor’s
norepinephrine uptake
mechanism
• Molecule commercialized outside the US
• Pivotal trial – Phase II
• Orphan Drug status
• Fast Track designation
Onalta™ Treatment of carcinoid
tumors using receptor-based
radiotherapeutic
• Orphan Drug status
• Sub-licensed to BioMedica in certain
non-US territories
Trofex™ Detection and monitoring of
prostate cancer via binding
to prostate-specific
membrane antigen (PSMA)
• Completed proof of concept – Phase I
Solazed™ Treatment of metastatic
melanoma based on
melanin-binding small
molecule
• Orphan Drug status
• Initiated proof of concept
131
I-MIP-
1375
Prostate therapeutic • In discovery
99m
Tc-
Octreotide
Neuroendocrine cancer
diagnostic
• In discovery
Zemiva™ Detection and management
of cardiac ischemia by
imaging metabolic changes
in the heart
• Molecule commercialized outside the US
• Phase III discussions ongoing with FDA
• Targeted for out-licensing
Pheochromocytoma
Neuroblastoma

Clinical Development Timeline
2009 2010 2011 2012 2013
H1 H2 H1 H2 H1 H2 H1 H2 H1 H2
Azedra
Neuro
Azedra
Pheo
Trofex
Onalta
Solazed
Zemiva
IBN201 Pivotal Phase II Trial
Phase III Confirmatory Trial
Submit NDA NDA Approval
IB12b Pivotal Phase II Trial
Phase III Confirmatory Trial
Submit NDA NDA Approval
Phase I Clinical and
Nonclinical Studies
EU Phase III Confirmatory Trial
Submit
MAA
MAA
Approval
Phase I Dosimetry Study
(NIH Funded)
Phase III FDA Agreement

Proven Management Team
Executive Experience
Daniel Peters
President and CEO
Chairman of the Board of Phidias AB and also serves on the board of MDRNA, Inc.
Previously served as President and CEO of Medical Diagnostics for GE Healthcare
Successfully integrated Amersham Health into GE Healthcare
Former Chief Operating Officer of Amersham Health
John W. Babich, PhD
Co-Founder, CSO,
Executive VP, and
President of R&D
Former Assistant Professor of Radiology at Harvard Medical School and Staff
Radiopharmaceutical Chemist at Massachusetts General Hospital
Former Principal Scientist and Head of the Radiopharmaceuticals at the Institute of
Cancer Research in England
BS degree in Pharmaceutical Sciences from St. John’s University; MS from University of Southern California; PhD from the University of London
Charles Abdalian
CFO, and Senior VP of
Finance
Over 30 years of experience in executive financial management; has been responsible for building value at early- to mid-stage biopharmaceutical companies
Former Chief Financial Officer at Coley Pharmaceutical Group, Inc.
Successfully negotiated and completed sale of Coley to Pfizer
Former Audit Partner at Coopers & Lybrand (PWC)
Norman LaFrance, MD
CMO, and Senior VP
More than 20 years of experience with molecular imaging and therapeutic companies
Widely published and experienced in imaging and therapeutic medical research
Board-certified in Internal Medicine and Nuclear Medicine and a Fellow in the
American College of Physicians and the American College of Nuclear Physicians
Masters and BS in Nuclear Engineering and Science from Rensselaer Polytechnic
Institute; MD from the University of Arizona

Board of Directors
Board Member Experience
Joseph M. Limber
Chairman of the Board
Current President and Chief Executive Officer of Prometheus Laboratories
John W. Babich, PhD
David R. Epstein President and Chief Executive Officer of Novartis Oncology and former Chief
Operating Officer of Novartis Pharmaceuticals Corporation
Daniel Frank Managing Director at Cerberus Capital Management
Scott Gottlieb, MD
Yvonne Greenstreet, MD Senior Vice President and Chief of Strategy, R&D at GlaxoSmithKline
Daniel L. Peters President and Chief Executive Officer of Molecular Insight Pharmaceuticals
David M. Stack Executive Partner of MPM Capital and Managing Partner of Stack Pharmaceutical
Lionel Sterling Founder and Partner of Equity Resources
Executive Vice President, Chief Scientific Officer and President of Research
Former Deputy Commissioner for Medical and Scientific Affairs at the FDA

Scientific Advisory Board
Board Member Experience
William C. Eckelman, PhD
Chairman
Former Chief of Positron Emission Tomography (PET) Department, National
Institutes of Health (NIH)
Ronald Van Heertum, MD Professor of Radiology, Acting Chairman of Radiology, Director of the Division of
Nuclear Medicine and PET, Columbia University College of Physicians &
Surgeons
Duncan Hunter, PhD Professor and Associate Dean of Science, University of Western Ontario
Rob Mairs, PhD Head of Pediatric Oncology, Cancer Research UK Beatson Laboratories,
University of Glasgow
Martin Pomper, MD Professor of Radiology, Pharmacology, Molecular Sciences and Oncology, Johns
Hopkins University
John Thornback, PhD Chairman, Sestria Limited
John F. Valliant, PhD Associate Professor of Chemistry, McMaster University
Jon A Zubieta, PhD Distinguished Professor of Chemistry, Syracuse University

MIPI’s Transformational Molecular Imaging Products
Enables early detection, appropriate staging and monitoring
of disease
Low radiation dose
Sensitivity to detect disease when anatomy is still normal
Specificity allows disease to be characterized and identified
Whole body scanning and 3-D imaging easily performed
Large installed base of imaging equipment exists at
accredited hospitals
Trofex, Zemiva &
99m
Tc-Octreotide

A New Generation of Targeted Oncology Therapeutics
Specific targeting delivery of systemic radiotherapy – spares normal tissue
Potentially effective anti-cancer treatment
Minimal side effects compared to chemotherapy
Potential to improve safety and efficacy of cancer therapy
Palliation and combination therapy possible
Azedra, Onalta, Solazed &
131
I-MIP-1375

Business Strategy
Establish a market leading oncology-focused specialty pharmaceutical company committed to the discovery, development and commercialization of both targeted radio-therapeutic compounds and targeted molecular imaging radiopharmaceuticals
Primary areas of focus include neuroendocrine tumors, prostate cancer and metastatic melanoma
Pursue near term and significant partnering opportunities where appropriate
Azedra: standalone development and commercialization with a potential partner
Trofex: therapeutic standalone development and commercialization with a potential partner
Zemiva: out licensing to a cardio oriented nuclear medicine partner
Onalta: additional partnering opportunities in regions not covered by BioMedica transaction
Solazed: potential partnering at latter stage

Leadership in Oncologic Radiopharmaceuticals
Targeted radiotherapy is an increasingly important contributor in cancer treatment
Rational care
Proven means to effect tumor remission
Logical option in delivering treatment efficacy
Imaging is critical in the diagnosis and management of most cancer; it is expected to be increasingly deployed to determine treatment options reflecting new technologies with greater discrimination
MIP has deployed extensive resources to advance targeted radioimaging and radiotherapeutics, and is a leader in the field
The market for radiotherapeutics is expected to grow substantially over the next 10 years, reflecting targeted products with more defined therapeutic efficacy

Enhanced Imaging Technology
Enhanced imaging, directed at clinically relevant targets, will increasingly impact cancer treatment selection and monitoring
Essentially non-invasive method to
determine tumor size and location
Visualize pathology-associated
physiological, cellular, and molecular
processes in active tumor disease
Quantify clinically relevant variables
Blood flow, oxygen consumption,
glucose metabolism, proliferation,
hypoxia, apoptosis, etc.
Molecular Imaging
Broadly expands capabilities of
conventional anatomical imaging to
include staging of disease
Enables earlier cancer detection
Facilitates individualized treatment
Allows for effective monitoring of
therapeutic response
Directs therapeutic intervention by
tumor mass and location(s) and
tumor-receptor targets imaged
Cancer Treatment

Treatment Options Available to Oncologists
Treatment Alternatives Limitations
Targets rapidly proliferating tumors
Systemic administration enables treatment of primary and metastatic lesions
Neo-adjuvant/adjuvant therapy options broaden efficacy
Targeted therapy increases efficacy and/or reduced toxicity
Severe side effects
Immunosuppression
Organ toxicity
Secondary neoplasia
Treats many solid tumors and diffuse leukemia and lymphomas
Improved safety with tighter beam focus, CT-scanning and MRI tumor localization has delivered improved safety and efficacy
Frequently adjunctive to other treatment options
Acute and long term radiation side
effects
May achieve complete disease resolution alone or in combination with chemo/radiation
Palliative de-bulking of late-stage/aggressive/invasive solid tumors
Prevention by removing lesions that are pre-malignant or encapsulated
Surgical complications
Potential for tumor reseeding
Can only treat solid tumors
Limited to accessible tumor sites
Less invasive and less toxic than conventional therapy
Targets specific cancers with reduced side effects
Utilizes immune system to target cancer cells
Anaphylactic reactions
Potential for other side effects
Multiple and increasingly diverse treatment options are available to oncologists, each with unique modes of intervention, outcomes benefit, and use limitations
Targeted radiotherapy (“TRT”) representing an important new treatment option

Targeted Radiotherapeutics Provide Unique Benefits
As a single agent, radiotherapeutics have:
Cured cancer: I-131 in thyroid cancer
Effected complete remission: I-131-MIBG in neuroblastoma
And are:
Utilized as first-line treatment
Effective in consolidation therapy
Effective for palliation
Targeted
Radiotherapy
Demonstrated benefit in solid
tumors where no alternative
treatment options are available
High energy induced
destruction of cancer cells
independent of pathway activity
Treats disseminated
diseases with exquisite
targeting accomplished with
targeting molecules
Ability to non-surgically
debulk large tumor masses
(decompression)

Targeted Radiotherapy Debulking of Tumors
Advantages
Non-invasive
Reaches physically inaccessible
locations
Performed under direct
visualization
Instantaneous response
Minimally invasive procedure
Spares healthy tissue
Reduces blood loss
Short recuperative time
Non-invasive
Reaches inaccessible locations
Spares healthy tissue
Short recovery period
Disadvantages
Severe side effects
Unacceptable impact on patient
QoL
Limited utility
Painful
Potential for infection
Potential for long recovery time
Limited accessibility
Potential for infection
Contraindicated due to limited
accessibility
Longer response time than
surgery or ablation
Not universally applicable
Chemotherapeutic
Debulking
Surgical
Debulking
RF / Laser
Ablation
Targeted
Radiotherapy
Debulking

Product Overview Leadership in Oncologic Radiopharmaceuticals

Ultratrace™ Delivers Unique Ultrapure Radiotherapeutics
Cancer cell
Cancer cell
Ultratrace™ maximizes delivery of
radioactivity to the tumor
Optimal tumor uptake means improved
efficacy
Low amount of drug administered
significantly reduces risk of
pharmacological or toxicity
Ultratrace™ Technology
Sub-optimal chemistry results in excess
of non-radioactive molecules
Non-radioactive molecules compete for
“chair” on tumor cell
Low number of radioactive molecules on
tumor reduces therapeutic efficacy
Extraneous non-radioactive molecules
have the potential of producing serious
pharmacological or toxic side effects
Current Methods

Azedra – Neuroendocrine Cancers
Tumor Sites for Azedra Indications
Overview Radiotherapeutic product for the
treatment of metastatic neuroendocrine
tumors, specifically pheochromocytoma,
carcinoid and neuroblastoma
Description I-131-Metaiodobenzylguanidine (“MIBG”)
Mechanism
of Action
Azedra binds to MIBG receptors, which
are commonly expressed on
neuroendocrine tumors
Therapy is targeted since beta particles
only travel a short distance from drug-
bound receptor
Expected
Performance
Provides treatment for patients that are
not amenable to treatment with surgery
or conventional chemotherapy
Product
Status
Orphan Drug status and a Fast Track
designation from the US FDA
Pivotal trial – Phase II
Molecule commercialized both inside and
outside the US for diagnostic imaging
Currently available in the US on a
compassionate-use basis through
Draximage but contains cold
contaminants and is not approved by the
FDA
Adrenal Glands
(Pheochromocytoma
and Neuroblastoma)
Gastro-
Intestinal Tract
(Carcinoid)
Posterior

Azedra – Mechanism of Action
Developed at the University of Michigan to
image the adrenal medulla
MIBG is a substrate for the norepinephrine
transporter also known as Uptake-1, which
is found in some normal tissues and over-
expressed in a range of neuroendocrine
tumors
Norepinephrine uptake is responsible for MI
BG uptake in neuroendocrine tumors
The success of targeted radionuclide
therapy is directly related to:
The ability to deliver sufficient number of
radioactive molecules to the tumor
Maintaining an acceptable radiation
dose to normal tissues
MIBG Uptake Mechanism

Azedra – Proven Efficacy
Efficacy of I-131-MIBG  has been demonstrated in children with neuroblastoma and in adults with pheochromocytoma and
carcinoid
J Clinical Oncology 2007
• 35% RR, improved survival
Annals of New York Academy of Science 1073: 465–490
(2006)
• 35% RR
Cancer 2004;101:1987–93. 2004
• Improved survival; dose response
Current trials in Europe combining MIBG with topotecan
Multiple tumors are seen
throughout the abdomen
and skeleton

Clinical Literature Supports Azedra Development
Study Name
High-Dose 131I-MBIG Therapy
for Patients with Malignant
Pheochromocytoma
Phase II Study on Response
to 131I-MBIG Therapy
Refractory Neuroblastoma
131I-MBIG Double Infusion
With Autologous Stem-Cell
Rescue for Neuroblastoma
Phase I Study
Patients
N=12 N=148 Rx 18mCi/kg
N=16 Rx 12mCi/kg
N=21 Rx ranges from 22 to
50mCi/kg
Authors
Rose B, Matthay KK, Price D,
Huberty J, Klencke B, Norton JA,
Fitzgerald PA
Matthay KK, Yanik G,
Messina J, Quach A,
Huberty J, Chen S, Veatch
J, Goldsby, Brophy P, Kersu
L, Hawkins R, Maris J
Matthay KK, Quach A,
Huberty J, Franc B, Hawkins
R, Jackson H, Groshen S,
Shusterman S, Yanik G,
Veatch J, Brophy P,
Villablanca J, Maris J
Research
Centers
Department of Medicine,
UC San Francisco
Department of Pediatrics,
UC San Francisco
Department of Pediatrics,
UC San Francisco
Journal
Cancer
(July 15, 2003)
Journal of Clinical Oncology
(March 20, 2007)
Journal of Clinical Oncology
(January 26, 2009)
Conclusion
“High-dose 131I-MIBG may lead
to long-term survival in patients
with malignant
pheochromocytoma”
“The high response rate and
low nonhematologic toxicity
with 131-I-MIBG suggest
incorporation of this agent
into initial multimodal
therapy of neuroblastoma”
“The lack of toxicity with this
approach allowed dramatic
dose intensification of 131-I-
MIBG, with minimal toxicity
and promising activity”

Azedra – Targeted Therapeutic for Neuroendocrine Tumors
Utilizes the Company’s patented Ultratrace™ technology to target the neuroendocrine cancers: neuroblastoma (children), pheochromocytoma (adults) and carcinoid
Demonstrated excellent tumor targeting in initial clinical trials
Demonstrated enhanced tumor kill in preclinical models of human disease
Largely avoids cardiovascular side effects of other MIBG preparations
Fast Track designation and Orphan Drug status granted for two indications
Neuroblastoma and Pheochromocytoma
• Serious life-threatening diseases
• No known effective treatments
• Annual incidents: 20,000 refractory patients of 100,000 patient base
(1)
(1) Campbell Alliance market research, December 2009.

Azedra – Points of Differentiation
Ultratrace technology = Improved product purity
Greater tumor uptake
Reduced pharmacological toxicity/side effects
There are no known effective treatments for relapsed refractory neuroblastoma or pheochromocytoma
“Cold carrier” MIBG (I-131-metaiodobenzylguanidine) does not have FDA approval, and is unlikely to pose a commercial threat
Options for patients with advanced neuroendocrine tumors refractory to surgery:
Chemotherapy
• Causes serious side effects with minimal benefit
Experimental protocols

Azedra – Development Status
Pheochromocytoma (“pheo”) / Paragangaloima (“para”)
Fast Track and Orphan Drug status
Phase 1 dosimetry study (IB-11) completed
Phase 2a dose escalation study (IB-12) completed
Phase 2 therapeutic trial (IB-12b) begun June 2009
Neuroblastoma (“neuro”)
P2a MTD study (IB-13/NANT-1-2007) underway with NANT
consortium
P2b  (IB-N-201) targeted begin 4Q09 / 1Q10 depending on
IRB processes

Azedra –
IB-12 Study Overview (Adult Pheo
/ Para)
Study Overview Process
Phase I Dose-Escalation (“IB-12”)
Identify the maximum tolerated dose (“MTD”) of
Ultratrace iobenguane I 131
Evaluate the safety and efficacy of Azedra in
patients with malignant pheo
Duke University Medical Center, New York
Presbyterian Hospital, Rhode Island Hospital
Dose escalation began at 6
mCi/kg
and proceeded
according to the 3+3 trial design with dose increases at
1 mCi/kg increments
Patients were dosed by weight up to 75 kg
Long term follow-up is ongoing
Safety and Toxicity
Dose-limiting Toxicities (“DLTs”)
Febrile neutropenia (temperature 38.5°C and
ANC <1000/µL)
Grade 3 thrombocytopenia with active bleeding
Grade 4 hematologic toxicity > 1 week duration
Grade 3-4 non-hematologic toxicity
Patient Population
Study Type
6.0
mCi/kg
(n=3)
7.0
mCi/kg
(n=6)
8.0
mCi/kg
(n=6)
9.0
mCi/kg
(n=6)
Total
Average Age
Mean
Range
52
36 – 72
54
30 – 72
48
39 – 55
48
34 – 65
50
30 – 72
Gender
Male %
Female %
0%
100%
83%
17%
67%
33%
67%
33%
62%
38%
Weight in kg
Mean
Range
62.3
56 – 70
68.9
42 – 84
97.6
60 – 126
91.3
78 – 103
82.6
42 – 126
Race
Black %
White %
Other %
33%
67%
0%
0%
83%
17%
17%
67%
17%
17%
83%
0%
14%
76%
10%
Dose (mCi)
Mean
Range
375
333 – 423
463
325 – 536
572
473 – 609
661
633 – 696
538
325 – 696

Azedra –
IB-12 Study Results (Adult Pheo
/ Para)
Overview of Results
Best response per RECIST was partial response (“PR”)
for 3 patients (14%), stable disease for 14 (67%),
progressive disease for 2 (10%), and not evaluable for
2 (10%)
All 3 PRs were documented at 3 months and
continued through 12 months
Mean serum chromogranin A and vanillylmandelic acid
levels were decreased from baseline at 3, 6 and 9
months
Furthermore, 5 of 15 (33%) patients taking anti-
hypertensives at time of therapy reduced or
discontinued use following treatment
Posterior Bone Scans
12 Months
Post-Azedra
Baseline 18 Months
Post-Azedra
Best Change in Sum of Longest Diameters of Target Lesions
(1)
16%
7%
(4%) (4%)
(5%)
(7%)
(9%)
(18%)
(23%)
(24%)
(26%)
(28%)
(31%)
(33%)
(39%)
(51%)
(64%)
(100%)
(75%)
(50%)
(25%)
0%
25%
A B C D E
Patient
F G H I J K L M N O P Q
(1) Change from baseline displayed in this figure is each patient’s largest decrease from baseline or smallest increase if no decrease, as viewed from Reviewer 1 of 2 Reviewers.

Azedra –
IB12B Study Overview (Phase II Pheo / Para)
Study Overview
Study Population (target n = 58)
Phase 2 Pivotal Efficacy and Safety (“IB12B”)
Evaluate the efficacy of Azedra in patients with
malignant relapsed/refractory pheo / para
Evaluate the safety of Azedra in patients with
malignant relapsed/refractory pheo / para
Males and females of at least 12 years of age
Histologically confirmed para/pheo
Failed prior therapy and not eligible for chemotherapy
or other potential curative therapies
Stable antihypertensive regimen
At least one measurable lesion
Adequate renal and hepatic function
Adequate hematologic status
Study Conduct
Twelve US centers participating
Duke Washington University
Cornell Lousiana State University
Johns Hopkins University of Pennsylvania
MD Anderson University of Miami
Mt. Sinai University of California (SF)
RI Hospital University of Iowa
Study currently enrolling patients
Two open-label doses of Ultratrace Iobenguane I 131
(Azedra) three months apart
Follow-up:1 year for primary efficacy; 5 years for
survival
Key Endpoints
Reduction (at least 50%) in antihypertensive medication
for at least 6 months
Status of hypertension and changes in blood pressure
Proportion of patients with complete response (“CR”) or
partial response (“PR”) by RECIST criteria
Quality of life
Overall survival
Safety

Azedra –
IB-N201 Study Overview (Phase II Neuro)
Study Overview
Study Population (target n = 100)
Phase 2 Pivotal Efficacy and Safety (“IB-N201”)
Evaluate the efficacy of Azedra in patients with
relapsed/refractory high-risk neuroblastoma
Evaluate the safety of Azedra in patients with
relapsed/refractory high-risk neuroblastoma
Males and females of at least 12 years of age
Diagnosis of high-risk neuroblastoma that is
relapsed/refractory
At least one measurable, MIBG avid lesion
Adequate renal, hepatic, cardiac, lung, and thyroid
function
Adequate hematologic status and recovery from prior
chemotherapy, immunotherapy, and radiation therapy
Eligible for at least one 15 mCi/kg dose of Azedra per
dosimetry findings
Study Conduct
Eighteen US centers selected to participate
Two UK centers under consideration
Institutional review board/ethics committee reviews in
process
Two open-label doses of Ultratrace Iobenguane I 131
(Azedra) 2 - 3 months apart
Follow-up: 1 year for primary efficacy; 2 years for
survival
Key Endpoints
Proportion of patients with CR or PR by RECIST
criteria over the course of two efficacy assessments
Duration of response in patients with CR or PR
Change in use of pain medication
Quality of life
Overall survival
Safety

Trofex – Revolutionary Prostate Cancer Diagnostic
Trofex Prostate Cancer Imaging
Overview Radiotherapeutic for the imaging of
prostate cancer
Description I-123 radiolabeled small molecule
Mechanism
of Action
Detection of metastatic disease in men
with elevated prostate specific antigen
(“PSA”), but no other obvious symptoms
to identify prostate cancer
Expected
Performance
Improves therapeutic treatment strategy
• Identifies presence and extent of
localized, regional or distant
metastatic disease
• Suggests pretreatment disease
burden
• Monitors post treatment effects of
therapy
• Potential therapeutic application
Product
Status
Completed proof of concept – Phase I
Market
Opportunity
One out of every six U.S. men will
develop prostate cancer
(1)
US population: prevalence >2.2 million;
annual incidence >200,000; annual
deaths 30,000
(1) Cancer Facts and Figures (2009)

33 Trofex – Superior Imaging Technology Bladder Normal Kidneys Posterior Planar Image SPECT / CT Fused Slices of 3D Image Normal Liver Known Bone Tumor Lesion Unknown Soft Tissue (Lymph Node) Lesion

Trofex – Points of Differentiation
Potential to change the prostate cancer imaging landscape
Current technologies lack both sensitivity and specificity for detecting metastatic disease
Small molecular size compounds have a definitive advantage
Achieve greater permeability into solid tumors, which leads to higher percent uptake per gram of tumor tissue and a high percentage of specific binding
Likely to display improved blood clearance and tissue distribution in normal tissues as compared with intact immunoglobulins, making lesion detection more conspicuous
Time: 4-5 days
Large molecule = poor tumor penetration
Prolonged blood levels = low contrast
Binds to intracellular
component of PSMA
Limited sensitivity and specificity
Unable to detect bone metastases
ProstaScint
® *
Prostate Cancer Imaging In Relapsed and High Risk Patients
Time: 4 Hours
Trofex
Small molecule = good tumor penetration
Rapid tumor uptake = high contrast
Binds to extracellular component of PSMA
Detects soft tissue and bone metastases
Potential to accurately detect and stage
prostate cancer
* Currently available treatment
Source: Health Advances (2007 Market Research)

Trofex –
101 Study Overview (Prostate Cancer)
Study Objectives Study Design
Randomized, single blind, cross-over study patients to
receive 123I-MIP-1072  &  123I-MIP-1095 10 mCi with
2 weeks between treatments
Whole body A/P and SPECT images acquired
several times post-injections
Blood samples for pharmacokinetics and
metabolism obtained several times post-injection
Urine collected for clearance and metabolism
several times post-injections
Safety parameters monitored for 2 weeks after
second administration
Examine the PK, organ dosimetry, metabolism and
safety of 123I-MIP-1072  &  123I-MIP-1095 in patients
with prior histological diagnosis of prostate cancer and
evidence of recurrent metastatic disease
Safety and Toxicity
Expanded acute toxicity rat study
No adverse effects observed at doses > 300X the
human equivalent dose
Cardiovascular effects in conscious dogs (arterial
pressure, heart rate and ECG)
No adverse effects observed at doses > 300 times
human equivalent dose
General pharmacology screen (NovaScreen™)
No effects observed at 1 µM
Patient Population
Charac-
teristic
Patient
Mean
Std.
Dev.
101 201 202 203 301 302 303
Age 66 53 67 76 70 79 86 71 10.7
Height
(cm)
174 175 161 176 173 178 168 172 5.8
Weight
(kg)
99 93 62 71 77 112 95 87 17.6
Race BK WH BK WH BK WH WH NA NA
PSA
(µg/L)
4.6 30.7 517 85.3 15.9 87.6 104.8 140.2 187.9

36 Trofex – 101 Study Results Tumor Uptake (Decay Corrected) Tumor to Background Ratios Planar Imaging SPECT Imaging Tumor Uptake (Not Decay Corrected)

Trofex – 101 Study Conclusion
Both 123I-MIP 1072 & 123I-MIP 1095 detect suspected tumors between 1 & 4 hr post-
injection
Both compounds have similar tumor uptake and adequate T/B ratios on a per tumor basis
123I-MIP 1072 clears the circulation more rapidly and is excreted renally while 123I-MIP
1095 does not clear as readily over the time period studied
123I-MIP 1072 is excreted intact while some metabolism was observed with 123I-MIP 1095
Human dosimetry supports a 123I diagnostic dose of 10-15 mCi
Extrapolation to 131I therapy demonstrates that the kidney will be the dose-limiting organ
(assumes adequate thyroid blockade) at administered doses for 131I-MIP 1072 of 539 mCi and for 131I-MIP 1095 of 162 mCi

Onalta – Metastatic Carcinoid and Pancreatic Tumors
Pancreas
(Pancreatic
Neuroendocrine
Tumors)
Posterior
Tumor Sites for Onalta Indications
Gastro-
Intestinal Tract
(Carcinoid)
Overview Radiotherapeutic for the treatment of
metastatic carcinoid and pancreatic
tumors in patients whose symptoms are
not controlled by conventional therapy
Description Yttrium-90 somatostatin 487
Radioisotope Y-90 is carried by
somatostatin analog
Mechanism
of Action
Somatostatin analog binds to
somatostatin receptors SST2 and SST5
expressed on neuroendocrine tumors
Therapy is targeted since beta particles
only travel a short distance from drug-
bound receptor
Expected
Performance
Provides treatment for patients that are
refractory to somatostatin therapy
Allows targeted radionuclide therapy at
tumor sites expressing somatostatin
receptors
Product
Status
Orphan Drug designation in EU
Completed three Phase I and three
Phase II clinical trials in the U.S.
EMEA has approved MIPI’s Phase 3
protocol design

Onalta – Development History
Time Event
Q2 1997 Originating IND filed with the US FDA
3 Phase 1 trials (n = 66), 3 Phase 2 trials (n = 278) completed
2005 FDA grants Orphan Drug status for the treatment of somatostatin receptor-
positive neuroendocrine gastroenteropancreatic tumors
Q1 2007 Molecular Insight in-licenses Onalta program from Novartis
Q4 2007 Bachem grants sub-license from Molecular Insight to produce and distribute
DOTATOC peptide
Q2 2008 Molecular Insight supports a physician-sponsored Phase I study in children with refractory somatostatin receptor positive tumors at University of Iowa
• Submits protocols to Sloan Kettering to complete dosimetry studies
Q1 / Q2
2008
Scientific Advice Meetings with MHRA (UK) and BfArM to formalize regulatory endpoints in Phase 3 registration studies in the EU
Q4 2008 EMEA grants Orphan Drug status for the treatment of somatostatin receptor-
positive neuroendocrine gastroenteropancreatic tumors

Onalta – Points of Differentiation
Targeted radiotherapeutic with minimal pharmacological side effects
Chemotherapy with single or combination cytotoxic agents has produced little benefit
Currently, patients with an endocrine-active tumor that cannot be treated by surgery are given drugs to decrease hormone production; however, symptom control often disappears in 6 to 18 months
Competitive Landscape
Class of Compound Products in Development Level of Threat
Anti-angiogenic compounds • Avastin Low
Multi-Kinase inhibitor • Sunitinib
• Sorafenib
Low
mTOR Inhibitor • Everolimus (RAD-001) Low
Radiotherapy • Lutate Medium
Cold SST analogue • SOM-230 Low

Onalta – Opportunities in the EU
Currently being utilized as a first-line or second-line treatment for refractory, somatostatin-
positive patients in the EU
Current patient population is unsatisfied and seeking new options
Metastatic pancreatic neuroendocrine tumors (PNET) affect ~7,500 patients; ~700 currently on radiolabeled therapy
Availability of a commercial radiolabeled product is anticipated to expand addressable
PNET population to ~2,100
Metastatic carcinoid tumors affect ~85,000 patients; ~6,500 currently on radiolabeled therapy
Availability of a commercial radiolabeled therapy is anticipated to expand addressable carcinoid patient population to ~26,300

Onalta – Sub-Licensing Agreement
Overview Sub-licensed Onalta in June 2009 to BioMedica Life Sciences, S.A., for distribution in certain countries in Europe, Middle East, North Africa, Russia and Turkey
- BioMedica receives exclusive sub-license to intellectual property rights and know-
how
- Onalta has Orphan Drug designation in EU
- EMEA accepted MIPI’s Phase III protocol design and plan for EU development
MIPI retains all rights to all other markets, including the U.S., Japan, and Asia
BioMedica
Responsibilities
Conduct clinical studies
Market, distribute and commercialize Onalta
Secure all regulatory approvals
Will purchase from MIPI (for 5 years with a 5-year renewal option):
- Finished product (including compassionate use)
- Clinical trial supplies exclusively
Sub-licensing
Terms
Receives $4.4 million initial payment and is eligible for additional regulatory milestone payments
Total pre-commercial milestones worth >$10 million (regulatory and upfront payments, net of license payments)
MIPI eligible to receive milestone and tiered royalties on Onalta sales

Onalta – Clinical Program Overview
Summary
Clinical Studies Performed
338 patients treated with 90Y-edotreotide
Administered doses ranged from 1.8 – 32.6 GBq
Mean cumulative dose 13.8 GBq
Adverse effects minimized by:
Individualized dosing based upon dosimetry
Concomitant amino acid infusion
Monitoring renal function
Clinical Benefits
Study Type Phase Agent
# of
Subjects
Disease
PK & Safety 1 Y-86 24 Somatostatin-Receptor
Positive Malignant Tumors
PK & Safety 1 Y-86 42 Somatostatin-Receptor
Positive Malignant Tumors
Safety &
Efficacy
1 Y-90 60 (1) Refractory Somatostatin
Receptor-Positive Tumors
Safety &
Efficacy
2 Y-90 168 Advanced Metastatic
Cancers
Safety &
Efficacy
2 Y-90 20 Pancreatic Endocrine
Tumors
Safety &
Efficacy
2 Y-90 90 Symptomatic Malignant
Carcinoid Tumors
(1) All patients enrolled in Study B151 previously participated in Studies 0101 or B102 ..
Adverse Events
Most commonly observed adverse events are those
frequently found  in advanced cancer patients:
Nausea 74.9%
Fatigue 39.9%
Abdominal pain 21.9%
Dizziness 16.0%
Anorexia 13.9%
Vomiting 61.8%
Diarrhea 26.3%
Flushing 17.2%
Headache 15.7%
Majority (85%) of patients with refractory carcinoid
reported improvement in at least one symptom
Nearly half (49%) reported improvement in four or
more symptoms
Majority of patients (62%) with insulinoma achieved
normalization of insulin/glucose ratios
Half experienced decreased requirement for
somatostatin analog use

(1)  National Cancer Institute.
Solazed – Therapeutic for Malignant Metastatic Melanoma
Tumor Sites for Solazed Indications
Overview Targeted radiotherapeutic for treatment
of malignant metastatic melanoma
Description Ioflubenzamide I 131
Mechanism
of Action
The drug selectively binds to melanin
that is found in high concentration in
melanoma cells and delivers a lethal
dose of radiation
Expected
Performance
Exhibits excellent dose response and
efficacy in a model of human melanoma
Exhibits favorable toxicity profile in
preclinical evaluations
Product
Status
Currently initiating Phase I clinical study
to confirm proof of concept in man
Market
Opportunity
The incidence of malignant melanoma
is the fastest growing of any cancer in
the US
(1)
Effective treatment still represents a
challenge to oncologists because
chemotherapeutic agents have limited
activity in the treatment of metastatic
melanoma

Solazed – Points of Differentiation
Selective targeting of metastatic melanoma
Selective delivery of radiation to tumors
Highly effective in human models of melanoma
Minimal pharmacological toxicity of nonradioactive Solazed

46 Solazed – Pre-Clinical Data Time after initiation of treatment (days) 0 5 10 15 20 0 25 50 75 100 125 3 x dacarbazin 1 x Solazed 3 x Solazed + 3 x dacarbazin saline 2 x Solazed 3 x Solazed

Zemiva – Improved Cardiac Ischemia Imaging
Myocardium Metabolism
During Ischemic Event
Overview Diagnostic product for the early
detection of ischemic myocardium via
SPECT imaging in conjunction with
early standard cardiac diagnostic data
Description Iodofiltic acid I 123
Mechanism
of Action
Binds to fatty acid metabolizing tissue
rather than tissue undergoing glycolysis
Changes in fatty acid metabolism are
visualized for up to 30 hours following
the ischemic event
Expected
Performance
Utility in emergency department acute
setting
• Improved sensitivity and specificity
Proven safe
• More than 400,000 patients dosed
in Japan for over 10 years
• Over 800 patients injected in MIP
clinical trials with no major drug
related adverse events
• Single injection uses 1/10th
radiation dose vs. Cardiac CT
Product
Status
Molecule commercialized outside the
US
Phase III discussions ongoing with FDA

Zemiva – Cardiac Ischemia
Detection and management of cardiac ischemia by imaging metabolic changes in the heart in the emergency department acute setting
Cardiac tissue shifts from fatty-acid metabolism to glucose metabolism when ischemic
Healthy cardiac tissue accumulates Zemiva but ischemic tissue has significantly reduced accumulation which appears as a defect on SPECT imaging
No additional stress event is necessary for imaging
Ischemic Heart
Insufficient oxygen supply (ischemia)
causes the heart to switch from fat to
carbohydrates as primary energy source
Non-Ischemic Heart
A healthy heart requires sufficient
oxygen supply to metabolize fat

Zemiva – Imaging Capabilities
Angiogram Zemiva SPECT Images
A large defect is observed with Zemiva in the lateral wall, consistent with the stenosis and the potential culprit lesion seen in the left circumflex coronary artery in the angiogram

Zemiva – Market Opportunity
3.5 Million Patients
Equivocal
Admitted for Observation
($6 billion in unnecessary
hospitalizations)
1.5 Million Patients
Ischemia Ruled Out
Discharged
(40,000 Missed
Heart Attacks)
1.0 Million Patients
Definitive Heart Attack
Admitted for
Intervention / Treatment
6 Million Patients Annually Admitted to Emergency Departments for Potential Heart Attacks
Cardiac
Ischemia / ACS
Life Saving
Non-Cardiac
Diagnosis
Cost Saving
Zemiva
Source: Advance Data From Vital & Health Statistics Number 386, June 2007, National Hospital Ambulatory Medical Care Survey: 2005
Emergency Dept. Summary by Eric Nawar, M.H.S.; Richard Niska, M.D., F.A.C.E.P.; and Jianmin Xu, M.S., Division of Health Care Statistics

Zemiva – Points of Differentiation
Provides improved visualization that leads to more immediate and accurate diagnosis of cardiac causes of chest pain compared to either rest sestamibi perfusion scans or stress perfusion imaging tests
High negative predictive value (“NPV”) and sensitivity
Immediate readout available
Can detect ischemic event up to 30 hours after occurring
Zemiva imaging of FA metabolism may have advantages in the diagnosis of ACS compared with existing techniques:
More rapid and sensitive detection of ischemia due to “Ischemic Memory” up to 30 hours after symptoms subside
Reduced radiation exposure
Eliminating need for stress
(1)  Source: Campbell Alliance Nov. 2009. Health Advances Nov.2005
Chest
X-Ray
Observation Serial Enzymes
Admit to
Hospital
Serial
ECGs
Stress
Test
Perfusion
Imaging
Time: 86 Hours
Cost: $7,500
(1)
Zemiva
Imaging
Time: <1 Hour
Cost: $1,750 – 2,250
(1)
Current
Standard
of Care
Zemiva

Intellectual Property Overview
Azedra: The Company has in-licensed patents and a pending application from The
University of Western Ontario that relate to the precursor material, a process of preparing the precursor material, and the Ultratrace™ technology used to produce Azedra™
These patents are set to expire in October 2018
• The pending US application in the family has recently received a Notice of Allowance
Trofex: The Company owns patent applications related to the composition and methods of use for MIP 1072 and MIP 1095 but no application has been granted
Should any rights be granted in these applications, they would expire in November 2027
Onalta: The Company entered into a license agreements with Novartis Pharma AG and
Mallinckrodt for Onalta
The patents for Onalta will expire between November 2009 and September 2017
Solazed: The Company acquired Solazed™ from Bayer Schering Pharma through an exclusive, worldwide license
Patent term for this family expire between March 2024 and March 2025
Zemiva: The Company owns patents directed to specific stereoisomers of Zemiva™ and the use of these stereoisomers as imaging agents
All patents in this family are set to expire in November 2016

Key Milestones and Offering Discussion

Recent Molecular Insight Milestones
Event Timing
Clinical
Advances Azedra into pivotal Phase II therapeutic trial 3Q 2009
Receives EMEA approval to proceed with Phase III trial of Onalta 2Q 2009
Releases positive Phase II exploratory trial results for Zemiva
(1)
1Q 2009
Corporate
Licenses Onalta for development to BioMedica 3Q 2009
Appoints Charles Abdalian to CFO and VP of Finance 3Q 2009
Appoints Daniel Peters to CEO and President 2Q 2009
(1) Although key secondary endpoints, including clinical benefit, were met, the initial analysis of the Phase 2 clinical trial primary endpoint did not meet predetermined performance thresholds. The reported results reflected the subsequent analysis of a subset of the sample population with sufficient objective evidence for evaluation of the diagnosis of cardiac ischemia or myocardial infarction. These results and exclusion criteria were determined to be the appropriate conclusion of the Phase 2 program. The Company is currently in discussions with the FDA on the design of the Phase 3 trial.

Upcoming Molecular Insight Milestones
Event Timing
Clinical
Begin Phase III Confirmatory Trial for Onalta in EU 1H 2010
Complete Phase I Clinical and Nonclinical Trofex Studies 1H 2010
Initiate Azedra pivotal Phase II study in neuroblastoma 1H 2010
Submit Azedra NDA for neuroblastoma 2011
Begin Phase III Confirmatory Trial for Azedra for neuroblastoma 1H 2011
Complete Phase III Confirmatory Trial for Onalta in EU 2H 2011
Receive Azedra NDA for neuroblastoma 2H 2011 / 1H 2012
Corporate
Oncology licensing deal with partner 1Q 2010
Raise additional capital 1Q 2010
License development of Zemiva to partner 2010

Ownership and Capitalization
Proceeds from offering to fund Azedra and
Trofex clinical development and enhance
the Company’s liquidity position
Concurrently pursuing modifications to key
covenants to the Senior Secured Floating
Rate Bonds
Liquidity and strategic validation to be
further enhanced by potential partnering
opportunities
Source: Capital IQ.
Ownership as of 6/30/09
Top 10 Holders # of Shares (MM) % Out
Cerberus Capital Management, L.P. 3.7 14.8%
Barlow, David S. 2.7 10.7%
Savitr Capital, LLC 2.1 8.4%
Poitras, James 1.3 5.2%
Clough Capital Partners, L.P. 0.8 3.2%
Barclays Global Investors UK Holdings 0.6 2.2%
Perennial Investors, LLC 0.5 1.9%
U Capital Group LP 0.5 1.8%
Dimensional Fund Advisors LP 0.4 1.6%
QVT Financial LP 0.4 1.4%
Total Top 10 12.9 51.3%
Total Other 12.3 48.7%
Total Shares 25.2 100.0%
Capitalization as of 11/20/09
(Amounts in millions, except per share data)
Share Price (11/20/09) $4.23
Total Diluted Shares Outstanding 25.2
Equity Value $106.6
Plus Debt (Face Value) 150.0
Plus: PIK Interest 28.7
Less: Cash and Cash Equivalents (71.8)
Total Eneterprise Value $213.5

Investment Highlights
Pioneer in the emerging field of molecular medicine
Five clinical-stage candidates addressing seven indications with significant unmet patient needs with no visible potentially competing products in development
Significant near-term partnering opportunities in oncology and cardiology; one completed partnership (Onalta), one in late stage negotiations, and one targeted for out licensing (Zemiva)
Clinical risk for certain products reduced through established history of use outside the
United States
Ultratrace™ is a proprietary radiolabeling technology
Key clinical and corporate milestones within two years
Highly experienced management team with history of success and value creation
Near term value drivers have the potential to provide significant lift in equity value
Partnerships with pharma companies validate the science / market opportunity
Elimination of default risk on the Notes via this fund raise and anticipated covenant relief by bondholders suggests significant near term equity value recovery

Investment Highlights (continued)
Commitment of Cerberus and other existing investors to participate in current fund raise provides validation of products and strategy
Business development opportunities are anticipated to supply a significant portion of the needed cash for further advancement of the confirmation of the science and targeted drugs
Product value strategy can be broken into three categories:
Azedra value is expected to more than “defease” the total accreted bond value
Zemiva value may fund other development via the off licensing of the only cardio product
Trofex is expected to provide significant upside equity value as both an imaging and therapeutic product
Others (Onalta and Solazed) are bonus points